UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2010

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2010, Converted Organics Inc. ("we" or "our") entered into a Securities Purchase Agreement with a single institutional investor (the "Investor"). Pursuant to the Securities Purchase Agreement, we agreed to issue to the Investor: (a) 2,400,000 shares of our common stock at $1.06 per share and (b) five-year warrants to purchase 1,163,362 shares of our common stock at an exercise price of $1.06 per share (the "Warrants"). The Warrants may be exercised at any time on or following a date one year after the date of issuance and will expire five years from the date of issuance. We expect the offering to close on or about April 22, 2010.

We currently do not have sufficient authorized shares of common stock to permit the exercise of the Warrants. We have agreed to hold a shareholders’ meeting by July 15, 2010 to approve an increase to our authorized shares. If the proposal to approve the increase is not approved by our shareholders, we have agreed to hold additional meetings every four months until we achieve such approval. We have entered into a registration rights agreement pursuant to which we have agreed that upon the receipt of the required shareholder approval, we will file a registration statement to register the shares underlying the warrant. The registration rights agreement requires us to have the registration statement declared effective within 90 days of filing (or 120 days if the staff of the SEC performs a full review of the filing). If we fail to meet these deadlines, the registration rights agreement requires us to pay liquidated damages to the holder of the Warrants.

Chardan Capital Markets, LLC, as placement agent, acted on a best efforts basis for the offering and will receive a placement fee equal to $152,640.

We are making the offering and sale of the above shares and Warrants pursuant to a shelf registration statement on Form S-3 (Registration No. 333-158784) declared effective by the Securities and Exchange Commission on May 19, 2009, and a base prospectus dated as of the same date, as supplemented by a prospectus supplement to be filed with the Securities and Exchange Commission on April 21, 2010.

The descriptions of terms and conditions of the Securities Purchase Agreement and the Warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein and the form of the Warrants, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

A copy of the press release making the announcement of the offering is filed herewith as Exhibit 99.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Form of Warrant.
5.1 Opinion of Cozen O’Connor.
10.1 Form of Securities Purchase Agreement dated April 20, 2010.
10.2 Form of Registration Rights Agreement dated April 20, 2010
23.1 Consent of Cozen O’Connor (included in its opinion filed as Exhibit 5.1 hereto).
99.1 Press Release dated April 21, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

April 21, 2010	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Cozen O’Connor
10.1	Form of Securities Purchase Agreement dated April 20, 2010
10.2	Form of Registration Rights Agreement dated April 20, 2010
23.1	Consent of Cozen O’Connor (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press Release dated April 21, 2010